NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OR CONVERSION OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE 1933 ACT.

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OR CONVERSION OF THIS WARRANT ARE SUBJECT TO CERTAIN RESTRICTIONS CONTAINED IN A WARRANT PURCHASE AGREEMENT, DATED AS OF MARCH 11, 1998. THE COMPANY WILL FURNISH COPIES OF SUCH AGREEMENT TO THE HOLDER OF THIS WARRANT UPON WRITTEN REQUEST.

                                 CML GROUP, INC.

                                 524 Main Street
                           Acton, Massachusetts 01720

                          COMMON STOCK PURCHASE WARRANT

                           Dated as of March 11, 1998

                       Void after Warrant Expiration Date

No. 1
     Common Stock

     THIS CERTIFIES that Rothschild Recovery Fund, L.P. (the "ORIGINAL HOLDER"), or registered assigns, is entitled, at any time during the Warrant Exercise Period (as hereinafter defined), to subscribe for and purchase from CML GROUP, INC., a Delaware corporation (including any corporation which shall succeed to or assume the obligations of the company hereunder, the "COMPANY"), up to 810,870 fully paid and non-assessable shares of the Company's Common Stock (as defined below), at an initial purchase



                     (footnote continued from previous page)
price per share of $.10 (such price per share as adjusted from time to time as provided herein is referred to herein as the "EXERCISE PRICE"). The number and character of such shares of Common Stock and the Exercise Price are subject to adjustment as provided herein.

     This Warrant was originally issued by the Company to the Original Holder under the terms of, and as provided and contemplated by, that certain Warrant Purchase Agreement, dated as of March 11, 1998 (herein, as so amended and from time to time in effect, called the "WARRANT AGREEMENT"), between the Company, the Original Holder, and the other parties thereto.

     Copies of the Warrant Agreement are on file and available for inspection at the principal office of the Company or at such other office of the Company as the Company shall designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company.

     This Warrant is subject to the following terms and conditions:

     SS.1. DEFINITIONS. As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

     COMMON STOCK shall mean and include (i) the Company's Common Stock, $.10 par value per share, (ii) any other capital stock of any class or classes (however designated) of the Company, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating distributions after the payment of dividends and distributions on any shares entitled to preference, and (iii) any other securities into which or for which any of the securities described in clauses
(i) or (ii) above have been converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

     COMPANY shall have the meaning set forth in the first introductory paragraph.

     CREDIT AGREEMENT shall mean the Revolving Credit Agreement, dated as of April 17, 1996, by and among the



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
Company, certain of the Company's subsidiaries, the Original Holder, certain other lenders party thereto and the Administrative Agent (as defined therein), as amended and in effect from time to time.

     EXERCISE PRICE shall have the meaning set forth in the first introductory paragraph.

     EXERCISE SHARES shall have the meaning set forth in ss.2.1 hereof.

     ORIGINAL HOLDER shall have the meaning set forth in the first introductory paragraph.

     ORIGINAL ISSUE DATE shall mean March 11, 1998.

     OTHER SECURITIES shall mean any stock (other than Common Stock) and other securities of the Company or any other entity (corporate or otherwise) which (i) the holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or (ii) at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or other securities, in each case pursuant to ss.ss.6, 7 or 8 hereof.

     WARRANT AGREEMENT shall have the meaning set forth in the second introductory paragraph.

     WARRANT EXERCISE PERIOD shall mean the period beginning on the date of this Warrant and ending on the Warrant Expiration Date.

     WARRANT EXPIRATION DATE shall have the meaning set forth in ss.2.4 hereof.

     WARRANT STOCK shall mean: (i) the Company's Common Stock authorized as at the date of this Warrant and issuable upon the exercise or conversion of this Warrant or any warrants delivered in substitution or exchange therefor; and (ii) shall include also any other capital stock of any other class which may become and be issuable upon such exercise or conversion.

     SS.2. EXERCISE OF WARRANT.



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
         SS.2.1. EXERCISE. This Warrant may be exercised prior to its expiration pursuant to ss.2.4 hereof by the holder hereof at any time or from time to time, by surrender of this Warrant, with the form of subscription attached as EXHIBIT A hereto duly executed by such holder, to the Company at its principal office, accompanied by payment, by certified or official bank check payable to the order of the Company or by wire transfer to its account, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then being exercised by the Exercise Price then in effect. In the event the Warrant is not exercised in full, the Company, at its expense, will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares (without giving effect to any adjustment therein) for which this Warrant shall have been exercised. Upon any exercise of this Warrant, in whole or in part, the holder hereof may pay the aggregate Exercise Price with respect to the shares of Common Stock for which this Warrant is then being exercised (collectively, the "EXERCISE SHARES") by surrendering its rights to a number of Exercise Shares having a fair market value in excess of the aggregate Exercise Price for such Exercise Shares that is equal to or greater than the required aggregate Exercise Price, in which case the holder hereof would receive the number of Exercise Shares to which it would otherwise be entitled upon such exercise, less the surrendered shares. For purposes of this ss.2.1, the fair market value of one share of Common Stock as at any date shall be equal to the average of the closing prices (if listed on a stock exchange or quoted on the NASDAQ National Market System or any successor thereto) or the average of the bid and asked prices (if quoted on NASDAQ or otherwise publicly traded) of the Common Stock on the five trading days preceding such date.

         SS.2.2. CONFLICT WITH OTHER LAWS. Any other provisions hereof to the contrary notwithstanding, no holder of this Warrant that is a subsidiary of a bank



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
     holding company shall be entitled to exercise this Warrant to purchase any share or shares of Common Stock if, under any law or any regulation, rule or other requirement of any governmental authority at any time applicable to such holder or any of its affiliates, (a) as a result of such purchase, such holder and all of its affiliates, taken as a whole, would own, control or have power to vote a greater quantity of securities of any kind than such holder and its affiliates shall be permitted to own, control or have power to vote, or (b) such purchase would not be permitted. For purposes of this ss.2.2, a written statement of such holder or its affiliate exercising this Warrant, delivered upon surrender of the Warrant to the effect that such holder or its affiliate is legally entitled to exercise its right under this Warrant to purchase securities and that such purchase will not violate the prohibitions set forth in the preceding sentence, shall be conclusive and binding upon the Company and shall absolutely obligate the Company to deliver certificates representing the shares of Common Stock so purchased in accordance with the other provisions hereof.

         SS.2.3. WARRANT AGENT. In the event that a bank or trust company shall have been appointed as trustee for the holder of this Warrant pursuant to ss.6.2 hereof, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to ss.16 hereof and shall accept, in its own name for the account of the Company or such successor entity as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this ss.2.

         SS.2.4. TERMINATION. This Warrant shall terminate upon the earlier to occur of (i) exercise in full, or (ii) March 11, 2008 (the "WARRANT EXPIRATION DATE").

     SS.3. REGISTRATION RIGHTS. The original holder of this Warrant and its Permitted Transferees have the right to cause the Company to register shares of Warrant Stock issued upon exercise or conversion hereof under the Securities Act and any blue sky or securities laws of any jurisdictions within the United States at the time and in the manner specified in ss.8 of the Warrant Agreement.



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
     SS.4. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise or conversion of this Warrant or any portion thereof. With respect to any fraction of a share called for upon the exercise or conversion of this Warrant or any portion thereof, an amount equal to such fraction multiplied by the then current fair market value of a share of Warrant Stock (as determined in good faith by the Board of Directors of the Company) shall be paid to the holder hereof in cash by the Company.

     SS.5. CHARGES, TAXES AND EXPENSES. Issuance of certificates for shares of Warrant Stock upon the exercise or conversion of this Warrant or any portion thereof shall be made without charge to the holder hereof for any issue or transfer taxes or any other incidental expenses in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant; PROVIDED, HOWEVER, that any income taxes or capital gains taxes or similar taxes shall be payable by the holder of this Warrant.

     SS.6. ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC.

     SS.6.1. CERTAIN ADJUSTMENTS. In case at any time or from time to time the Company shall (a) effect a capital reorganization, reclassification or recapitalization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then in each such case, the holder of this Warrant, on the exercise hereof as provided in ss.2 hereof at any time after the consummation of such reorganization, recapitalization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or effective date, the stock and Other Securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in ss.ss.7 and 8 hereof.

     SS.6.2. APPOINTMENT OF TRUSTEE FOR WARRANT HOLDERS UPON DISSOLUTION. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall, at its expense, deliver or cause to be delivered the stock and Other Securities and property (including cash, where applicable) receivable by the holders of this Warrant after the effective date of such dissolution pursuant to this ss.6 to a bank or trust company having its principal office in Boston, Massachusetts, as trustee for the holder or holders of this Warrant.



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
     SS.6.3. CONTINUATION OF TERMS. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this ss.6, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and Other Securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or Other Securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in ss.9 hereof.

     SS.7. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The Exercise Price and number of shares of Warrant Stock issuable upon exercise or conversion hereof shall be subject to adjustment from time to time at any time after the Original Issue Date as follows:

         SS.7.1. ADJUSTMENTS FOR STOCK DIVIDENDS, STOCK SPLITS AND COMBINATIONS. If (and on each occasion that) the Company shall, at any time after the Original Issue Date, (a) issue any shares of Common Stock as a dividend or distribution, or (b) issue any shares of Common Stock in subdivision of outstanding shares of Common Stock by reclassification or otherwise, or (c) combine outstanding shares of Common Stock by reclassification or otherwise, the then current number of shares of Warrant Stock issuable upon exercise or conversion hereof shall be proportionately adjusted to an amount equal to the number of shares of Warrant Stock the holder hereof would have received had such holder exercised or converted this Warrant immediately prior to such event, plus the number of shares of Common Stock the holder would have received in connection with such event and the Exercise Price shall be proportionately adjusted so that the aggregate Exercise Price is the same after as before such adjustment in the number of shares of Warrant Stock issuable hereunder.

         SS.7.2. ADJUSTMENTS FOR CERTAIN OTHER DIVIDENDS AND DISTRIBUTIONS. In case the Company shall, at any time after the Original Issue Date, declare a dividend or make a distribution upon the Common Stock payable otherwise than in Common Stock, then the holder hereof will be entitled to receive (and the Company shall distribute to such holder) on the date thereof the dividend or distribution to which such holder would have been entitled if such holder had exercised this Warrant in full on or prior to the declaration of such dividend or



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
     the making of such distribution so as to be entitled thereto. If the Company is prohibited by applicable law from making any such dividend or distribution to the holder hereof on the date of such dividend or distribution in accordance with the prior sentence, then the holder hereof, upon the exercise or conversion of any of the rights represented by this Warrant, will be entitled to receive the number of shares of Warrant Stock being purchased upon such exercise or conversion and, in addition and without further payment, the cash, stock or other securities and other property which the holder hereof would have received by way of dividends and distributions (otherwise than in Common Stock) if such holder (a) had exercised or converted this Warrant immediately prior to the declaration of such dividend or the making of such distribution so as to be entitled thereto, and (b) had retained all dividends in stock or securities payable in respect of such Common Stock or in respect of any stock or securities paid as dividends and distributions and originating directly or indirectly from such Common Stock.

     SS.8. ADJUSTMENTS FOR ISSUANCE OF OTHER SECURITIES. In case any Other Securities shall have been issued, or shall then be subject to issue upon the conversion or exchange of any stock (or Other Securities) of the Company (or any other issuer of Other Securities or any other entity referred to in ss.6 hereof) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the Company (or such other issuer or entity), the holder hereof shall be entitled to receive upon exercise hereof such amount of Other Securities (in lieu of or in addition to Common Stock) as is determined in accordance with the terms hereof, treating all references to Common Stock herein as references to Other Securities to the extent applicable, and the computations, adjustments and readjustments provided for in ss.7 and this ss.8 with respect to the number of shares of Warrant Stock issuable upon exercise of this Warrant shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable on the exercise of the Warrant, so as to provide the holder of the Warrant with the benefits intended by ss.7 and this ss.8 and the other provisions of this Warrant.

     SS.9. NO DILUTION. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger or dissolution, avoid or seek to avoid the observance or performance of any of the terms of the Warrant. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of the Warrant above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock on the exercise of the Warrant from time to time outstanding, (c) will not issue any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding up, unless the rights of the holders thereof with respect to dividends and distributions shall be limited to a fixed sum or percentage of par value in respect of participation in



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
dividends and in any such distribution of assets, and (d) will not transfer all or substantially all of its properties and assets to any other entity (corporate or otherwise), or consolidate with or merge into any other entity or permit any such entity to consolidate with or merge into the Company (if the Company is not the surviving entity), unless such other entity shall expressly assume in writing and will be bound by all the terms of this Warrant and the Warrant Agreement.

     SS.10. ACCOUNTANTS' CERTIFICATE AS TO ADJUSTMENTS. In the case of each event that may require any adjustment or readjustment in the shares of Warrant Stock issuable on the exercise of this Warrant, the Company at its expense will promptly prepare a certificate setting forth such adjustment or readjustment, or stating the reasons why no adjustment or readjustment is being made, and showing, in detail, the facts upon which any such adjustment or readjustment is based, including a statement of (a) the number of shares of the Company's Common Stock then outstanding on a fully diluted basis, and (b) the number of shares of Warrant Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted and readjusted (if required by ss.7 or ss.8) on account thereof. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant, furnish to such holder a like certificate setting forth the calculations used to determine such adjustment or readjustment. At its option, the holder of a Warrant may confirm the adjustment noted on the certificate by causing such adjustment to be computed by an independent certified public accountant at the expense of the Company.

     SS.11. NOTICES OF RECORD DATE. In the event of:

            (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any Other Securities or property, or to receive any other right; or

            (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or any consolidation or merger of the Company with or into any other Person; or

            (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such event, the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying (a) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and
(b) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is anticipated to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice



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
shall be mailed at least thirty (30) days prior to the date specified in such notice on which any such action is to be taken.

     SS.12. RESERVATION OF STOCK ISSUABLE ON EXERCISE OF WARRANT. Sufficient shares of authorized but unissued Common Stock of the Company have been reserved by appropriate corporate action in connection with the prospective exercise of this Warrant. The issuance of this Warrant or the shares of Warrant Stock will not require any further corporate action by the stockholders or directors of the Company, will not be subject to pre-emptive rights in any present or future stockholders of the Company and will not conflict with any provision of any agreement to which the Company is a party or by which it is bound, and such Common Stock, when issued upon exercise of this Warrant in accordance with their terms or upon such conversion, will be duly authorized, fully paid and non-assessable.

     SS.13. NO RIGHTS OR RESPONSIBILITIES AS SHAREHOLDER. This Warrant neither entitles the holder hereof to any rights, nor subjects the holder hereof to any responsibilities, as a shareholder of the Company.

     SS.14. EXCHANGE. This Warrant is exchangeable, upon the surrender hereof by the registered holder at the principal office of the Company, for new warrants of like tenor and date representing in the aggregate the right to purchase the number of shares of Warrant Stock purchasable hereunder, each of such new warrants to represent the right to purchase such number of shares of Warrant Stock as shall be designated by said registered holder at the time of such surrender.

     SS.15. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and date, in lieu of this Warrant.

     SS.16. WARRANT AGENT. The Company may, by written notice to the holder of this Warrant, appoint an agent having an office in Boston, Massachusetts for the purpose of issuing Common Stock on the exercise of this Warrant pursuant to ss.2 hereof, and exchanging or replacing this Warrant pursuant to this Warrant and the Warrant Agreement, or any of the foregoing, and thereafter any such



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
issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     SS.17. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     SS.18. TRANSFER OF WARRANT. This Warrant and all rights hereunder are transferable to any Permitted Transferee (as such term is defined in the Warrant Agreement), in whole or in part, at the office or agency of the Company by the registered holder hereof in person or by a duly authorized attorney, upon surrender of this Warrant together with an assignment hereof in the form of EXHIBIT B attached hereto properly endorsed. Until transfer hereof on the registration books of the Company, the Company may treat the registered holder hereof as the owner hereof for all purposes.

     SS.19. COMMUNICATIONS AND NOTICES. All communications and notices hereunder must be in writing, either delivered in hand or sent by first-class mail, postage prepaid, or sent by telecopier, and, if to the Company, shall be addressed to it at the address set forth on the first page hereof, or at such other address as the Company may hereafter designate in writing by notice to the registered holder of this Warrant, and, if to such registered holder, addressed to such holder at the address of such holder as shown on the books of the Company.

     SS.20. SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action required or the expiration of any right granted herein shall be a Sunday or a Saturday or shall be a legal holiday or a day on which banking institutions in Boston, Massachusetts, are authorized or required by law to remain closed, then such action may be taken or right may be exercised on the next succeeding day which is not a Sunday, a Saturday or a legal holiday and not a day on which banking institutions in Boston, Massachusetts, are authorized or required by law to remain closed.

     SS.21. MISCELLANEOUS.

     (a) THIS WARRANT SHALL BE BINDING UPON THE COMPANY'S SUCCESSORS IN TITLE AND ASSIGNS. THIS



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
WARRANT SHALL CONSTITUTE A CONTRACT UNDER SEAL AND, FOR ALL PURPOSES, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

     (b) Reference is made to the Warrant Agreement. For all purposes of the Warrant Agreement the Original Holder hereof and its Permitted Transferees shall be bound by all of the terms and conditions contained in, and entitled to all of the benefits of, the Warrant Agreement.
















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
     IN WITNESS WHEREOF, CML GROUP, INC. has caused this COMMON STOCK PURCHASE WARRANT to be signed in its corporate name and its corporate seal to be impressed hereon by its duly authorized officers.

                                       THE COMPANY:

Dated as of:                           CML GROUP, INC.

--------------, ----


  By:
     -----------------------------------------
                                 Title:

Attest:

--------------------











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
                                                                       EXHIBIT A

                              FORM OF SUBSCRIPTION


(To be signed only on exercise or conversion of Common Stock Purchase Warrant)

TO:  [COMPANY]

     The undersigned, the registered holder of the within Common Stock Purchase Warrant of ___________________________, hereby irrevocably elects:

(check one)

A.  _____     to exercise this Common Stock Purchase Warrant for, and to purchase thereunder, _____* shares of Common Stock of _________________________ and the undersigned herewith makes payment of $_______ therefor.

B.  _____     to convert _____* Warrants represented by this Common Stock
              Purchase Warrant into ______ shares of Common Stock of
              __________________________.

The undersigned requests that the certificates for such shares be issued in the name of and delivered to __________________, whose address is ________________.

Dated: ______________________

       ---------------------------------------------
                                             (Signature must conform in all
                                             respects to name of registered
                                             holder as specified on the face of
                                             the Warrant)

                                   ---------------------------------------------
                                   (Address)

Signed in the presence of:

--------------------------

--------------------------



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
     *Insert here the number of shares (all or part of the number of shares called for in the Common Stock Purchase Warrant) as to which the Common Stock Purchase Warrant is being exercised or converted without making any adjustment for any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Common Stock Purchase Warrant, may be deliverable on exercise or conversion.























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
                                                                       EXHIBIT B

                               FORM OF ASSIGNMENT

(To be signed only on transfer of Common Stock Purchase Warrant)

                                   ASSIGNMENT

     For value received, the undersigned, _______________________, hereby sells, assigns, and transfers unto ____________________ the right represented by the within Common Stock Purchase Warrant to purchase _____________ shares of Common Stock of _______________________ to which the within Common Stock Purchase Warrant relates, and appoints ___________ Attorney to transfer such right on the books of ____________________ with full power of substitution in the premises.

Dated: _____________            ______________________________

       -------------------------------------------------

                                        (Signature must conform in all respects
                                        to name of registered holder as
                                        specified on the face of the Warrant)


                                   --------------------------------------------
                                   (Address)

Signed in the presence of:


--------------------------












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